UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2013 (July 23, 2013)

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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 22, 2013, INTL FCStone Inc. (the “Company”) completed the sale of $40,000,000 aggregate principal amount of its 8.5% Senior Notes due 2020 (the “Notes”). The Notes were issued under an Indenture (the “Indenture”), dated as of July 22, 2013, between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented by Supplement No. 1, dated as of July 22, 2013, to the Indenture between the Company and the Trustee, establishing the terms and providing for the issuance of the Notes (the “Supplemental Indenture”).
The Indenture, the Supplemental Indenture and the form of the Note, which is included in the Supplemental Indenture, provide, among other things, that the Notes bear interest at a rate of 8.5% per year (payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning on October 30, 2013), that interest on the Notes begins accruing on July 22, 2013, and that the Notes will mature on July 30, 2020.
The Company may redeem the Notes, in whole or in part, at any time on and after July 30, 2016, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to, but not including, the redemption date. Additionally, the Company may at any time repurchase Notes at any price in the open market and may hold, resell or surrender such Notes to the Trustee for cancellation.
The Notes are the Company's senior unsecured obligations, and rank on a parity with all of the Company's other existing and future senior unsecured obligations.
The Indenture and the Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.
The descriptions of the Indenture, the Supplemental Indenture, and the Notes set forth above are qualified by reference to the Indenture, the Supplemental Indenture, and the form of Note filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-186704) that the Company filed with the Securities and Exchange Commission on February 15, 2013 (as amended and supplemented). The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”
In addition to the exhibits described in Item 1.01 above, a copy of the opinion of Shutts & Bowen LLP relating to the Notes is attached hereto as Exhibit 5.1.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of July 22, 2013, between INTL FCStone Inc. and The Bank of New York Mellon, as Trustee.

4.2	Supplement No. 1, dated as of July 22, 2013, to the Indenture, dated as of July 22, 2013, between INTL FCStone Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of 8.5% Senior Note due 2020 (included in Exhibit 4.2).

5.1	Opinion of Shutts & Bowen LLP

23.1	Consent of Shutts & Bowen LLP (included in Exhibit 5.1).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
July 23, 2013	/s/ William J. Dunaway
(Date)	William J. Dunaway
Chief Financial Officer